SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Policies)	12 Months Ended
May 31, 2012
Consolidation, Noncontrolling Interests and Basis of Presentation

1) Consolidation, Noncontrolling Interests and Basis of Presentation

Our financial statements include all of our majority-owned subsidiaries, except for certain subsidiaries that were deconsolidated on May 31, 2010 (please refer to Note A(2)). We account for our investments in less-than-majority-owned joint ventures for which we have the ability to exercise significant influence, under the equity method. Effects of transactions between related companies, except for certain subsidiaries that were deconsolidated, are eliminated in consolidation.

Noncontrolling interests are presented in our Consolidated Financial Statements as if parent company investors (controlling interests) and other minority investors (noncontrolling interests) in partially-owned subsidiaries have similar economic interests in a single entity. As a result, investments in noncontrolling interests are reported as equity in our Consolidated Financial Statements. Additionally, our Consolidated Financial Statements include 100% of a controlled subsidiary’s earnings, rather than only our share. Transactions between the parent company and noncontrolling interests are reported in equity as transactions between stockholders, provided that these transactions do not create a change in control.

In September 2011, we increased our ownership in Kemrock Industries and Exports Limited (“Kemrock”) to over 20% of Kemrock’s outstanding shares of common stock. Kemrock is one of India’s leading manufacturers of high performance reinforced polymer composites. Our Consolidated Financial Statements reflect the impact of the change in accounting for our investment in Kemrock from an available for sale security to the equity method, which was required as a result of our additional investment in Kemrock in September 2011. Please refer to Note C for further discussion.

In October 2011, we entered into an agreement to advance Kemrock $12.0 million in exchange for the continued supply of goods and commercial materials that Kemrock has exported to us in the past, with the full amount to be satisfied over a six month period. As of May 31, 2012, Kemrock has supplied us with approximately $9.0 million of goods and materials; the remaining portion of the advance is expected to be satisfied during the first quarter of fiscal 2013. The advance is classified within prepaid and other current assets in our Consolidated Balance Sheet.

In December 2011, we entered into a separate agreement to loan Kemrock $15.0 million, which is to be repaid in cash, or alternatively, goods and commercial materials, no later than September 15, 2012. As of May 31, 2012, Kemrock had repaid approximately $5.0 million of this loan. The loan is classified as a note receivable and is included in prepaid and other current assets in our Consolidated Balance Sheet. Also in December 2011, we entered into a global depository receipt (“GDR”) Purchase Agreement with Kemrock, whereby we purchased 693,072 GDRs of Kemrock for an aggregate purchase price of approximately $7.2 million. The GDRs are included in our investment in Kemrock and are classified as other long-term assets in our Consolidated Balance Sheet.

In April 2012, we invested $22.7 million in 5.5% convertible bonds issued by Kemrock. The bonds are convertible into ordinary shares or global depositary receipts each representing one ordinary share of Kemrock stock, and may be converted at any time on or after June 4, 2012 and up to the close of business on June 12, 2017. Our investment in Kemrock’s convertible bonds is classified in other long-term assets in our Consolidated Balance Sheet.

Our business is dependent on external weather factors. Historically, we have experienced strong sales and net income in our first, second and fourth fiscal quarters comprising the three-month periods ending August 31, November 30 and May 31, respectively, with weaker performance in our third fiscal quarter (December through February).

Certain reclassifications have been made to prior year amounts to conform to the current year presentation.

Deconsolidation of Specialty Products Holding Corp. ("SPHC")

2) Deconsolidation of Specialty Products Holding Corp. (“SPHC”)

On May 31, 2010, Bondex International, Inc. (“Bondex”) and its parent, SPHC, filed Chapter 11 reorganization proceedings in the United States Bankruptcy Court for the District of Delaware. SPHC is our wholly owned subsidiary. In accordance with Accounting Standards Codification (“ASC”) 810, when a subsidiary becomes subject to the control of a government, court, administrator, or regulator, deconsolidation of that subsidiary is generally required. We have therefore deconsolidated SPHC and its subsidiaries from our balance sheet as of May 31, 2010, and have eliminated the results of SPHC’s operations from our results of operations beginning on that date. We believe we have no responsibility for liabilities of SPHC and Bondex. As a result of the Chapter 11 reorganization proceedings, on a prospective basis we will continue to account for our investment in SPHC under the cost method.

We had a net receivable from SPHC at May 31, 2010, that we expect may change before the bankruptcy proceedings have been finalized. The potential change relates to our indemnification of an insurer on appeal bonds pertaining to Bondex’s appeal of two asbestos cases that had been underway prior to the bankruptcy filing, neither of which are material in amount. During our 2012 third fiscal quarter, one of the appeal bonds was satisfied, and one remains outstanding. Included in the net amount due from SPHC are receivables and payables, which we concluded we have the right to report as a net amount based on several factors, including the fact that all amounts are determinable, the balances are due to and from our subsidiaries, and we have been given reasonable assurance that netting the applicable receivables and payables would remain legally enforceable. We analyzed our net investment in SPHC as of May 31, 2010, which included a review of our advances to SPHC, an assessment of the collectibility of our net receivables due from SPHC, and a computation of the gain to be recorded upon deconsolidation based on the carrying amount of our investment in SPHC. In accordance with GAAP, the gain on deconsolidation related to the carrying amount of net assets of SPHC at May 31, 2010, was calculated in accordance with ASC 810-10-40-5, as follows:

a)	the aggregate of (1) the fair value of consideration received, (2) the fair value of any retained noncontrolling investment in the former subsidiary at the date the subsidiary is deconsolidated, and (3) the carrying amount of any noncontrolling interest in the former subsidiary; less

b)	the carrying amount of the former subsidiary’s assets and liabilities.

In determining the carrying value of any retained noncontrolling investment in SPHC at the date of deconsolidation we considered several factors, including analyses of cash flows combined with various assumptions relating to the future performance of this entity and a discounted value of SPHC’s recorded asbestos-related contingent obligations based on information available to us as of the date of deconsolidation. The discounted cash flow approach relies primarily on Level 3 unobservable inputs, whereby expected future cash flows are discounted using a rate that includes assumptions regarding an entity’s average cost of debt and equity, incorporates expected future cash flows based on internal business plans, and applies certain assumptions about risk and uncertainties due to the bankruptcy filing. Our estimates are based upon assumptions we believe to be reasonable, but which by nature are uncertain and unpredictable. As a result of this analysis, we determined that the carrying value of our retained interest in SPHC approximated zero.

As a result of the combined analyses of each of the components of our net investment in SPHC, we recorded a net loss of approximately $7.9 million, which was reflected in Other Expense, Net, during the fourth fiscal quarter of the year ended May 31, 2010. No changes have been made to these amounts through May 31, 2012.

Use of Estimates

3) Use of Estimates

The preparation of financial statements in conformity with GAAP requires us to make estimates and assumptions that affect reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Management has evaluated subsequent events through the date the Consolidated Financial Statements were filed with the Securities and Exchange Commission.

Acquisitions/Divestitures

4) Acquisitions/Divestitures

We account for business combinations using the acquisition method of accounting and, accordingly, the assets and liabilities of the acquired entities are recorded at their estimated fair values at the acquisition date.

During the fiscal year ended May 31, 2012, we completed six acquisitions. Four of the acquired product lines report through our industrial reportable segment, which included the following: a manufacturer of polyurethane and urethane-based flooring and decking solutions for cruise ships, yachts and naval applications based in Genoa, Italy; a supplier and provider of equipment and solutions for water and fire damage restoration, professional cleaning and environmental control based in Burlington, Washington; a supplier of passive fire protection and insulation products headquartered in Barcelona, Spain; and a manufacturer and supplier of EIFS and complementary product lines based in Germany and serving the German and French construction markets. Two of the acquired product lines report through our consumer reportable segment, which included the following: a manufacturer of automotive aftermarket coatings based in Hallam, Victoria, Australia; and a manufacturer of specialty coating based in Cicero, Illinois. During the fiscal year ended May 31, 2011, we completed six acquisitions, all of which report through our industrial reportable segment. The acquired product lines included the following: a supplier and installer of industrial flooring systems based in Norway; a product line that includes biodegradable modular systems for vegetated roofs; a manufacturer of polyurethane and epoxy coatings for waterproofing and industrial flooring based in Germany; a supplier of sealants, tapes and membranes for construction markets based in Turkey; a supplier of curb, bridge and channel drainage products for construction and infrastructure markets based in the U.K.; and a manufacturer of synthetic fibers engineered for use as a secondary reinforcement in ready mix concrete and cement-based building products based in LaFayette, Georgia. The purchase price for each acquisition has been allocated to the estimated fair values of the assets acquired and liabilities assumed as of the date of acquisition. These acquisitions have been aggregated by year of purchase in the following table:

	Fiscal 2012 Acquisitions			Fiscal 2011 Acquisitions
(In thousands)	Weighted-Average Intangible Asset Amortization Life (In Years)	Total		Weighted-Average Intangible Asset Amortization Life (In Years)	Total
Current assets		$84,693			$15,221
Property, plant and equipment		30,096			3,016
Goodwill	N/A	55,177		N/A	16,265
Tradenames — indefinite lives	N/A	26,986		N/A	—
Other intangible assets	14	43,062		11	13,493
Other long-term assets		3,066			2

Total Assets Acquired		$243,080			$47,997

Liabilities assumed		(64,743)			(9,776)

Net Assets Acquired		$178,337	(1)		$38,221	(2)

(1)	Figure includes cash acquired of $12.3 million.

(2)	Figure includes cash acquired of $0.8 million.

Our Consolidated Financial Statements reflect the results of operations of acquired businesses as of their respective dates of acquisition. Pro-forma results of operations for the years ended May 31, 2012 and May 31, 2011 were not materially different from reported results and, consequently, are not presented.

Foreign Currency

5) Foreign Currency

The functional currency for each of our foreign subsidiaries is its principal operating currency. Accordingly, for the periods presented, assets and liabilities have been translated using exchange rates at year end, while income and expense for the periods have been translated using a weighted-average exchange rate.

The resulting translation adjustments have been recorded in accumulated other comprehensive income (loss), a component of stockholders’ equity, and will be included in net earnings only upon the sale or liquidation of the underlying foreign investment, neither of which is contemplated at this time. Transaction gains and losses have been immaterial during the past three fiscal years.

Cash and Cash Equivalents

6) Cash and Cash Equivalents

For purposes of the statement of cash flows, we consider all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. We do not believe we are exposed to any significant credit risk on cash and cash equivalents. The carrying amounts of cash and cash equivalents approximate fair value.

Property, Plant & Equipment

7) Property, Plant & Equipment

May 31,	2012	2011
(In thousands)
Land	$36,767	$35,481
Buildings and leasehold improvements	291,026	277,268
Machinery and equipment	723,172	685,496

Total property, plant and equipment, at cost	1,050,965	998,245
Less: allowance for depreciation and amortization	632,133	608,218

Property, plant and equipment, net	$418,832	$390,027

We review long-lived assets for impairment when circumstances indicate that the carrying values of these assets may not be recoverable. For assets that are to be held and used, an impairment charge is recognized when the estimated undiscounted future cash flows associated with the asset or group of assets are less than their carrying value. If impairment exists, an adjustment is made to write the asset down to its fair value, and a loss is recorded for the difference between the carrying value and the fair value. Fair values are determined based on quoted market values, discounted cash flows, internal appraisals or external appraisals, as applicable. Assets to be disposed of are carried at the lower of their carrying value or estimated net realizable value.

Depreciation is computed primarily using the straight-line method over the following ranges of useful lives:

Land improvements	3 to 30 years
Buildings and improvements	3 to 50 years
Machinery and equipment	1 to 30 years

Total depreciation expense for each fiscal period includes the charges to income that result from the amortization of assets recorded under capital leases.

Revenue Recognition

8) Revenue Recognition

Revenues are recognized when realized or realizable, and when earned. In general, this is when title and risk of loss pass to the customer. Further, revenues are realizable when we have persuasive evidence of a sales arrangement, the product has been shipped or the services have been provided to the customer, the sales price is fixed or determinable, and collectibility is reasonably assured. We reduce our revenues for estimated customer returns and allowances, certain rebates, sales incentives, and promotions in the same period the related sales are recorded.

We also record revenues generated under long-term construction contracts, mainly in connection with the installation of specialized roofing and flooring systems, and related services. Certain long-term construction contracts are accounted for under the percentage-of-completion method, and therefore we record contract revenues and related costs as our contracts progress. This method recognizes the economic results of contract performance on a timelier basis than does the completed-contract method; however, application of this method requires reasonably dependable estimates of progress toward completion, as well as other dependable estimates. When reasonably dependable estimates cannot be made, or if other factors make estimates doubtful, the completed contract method is applied. Under the completed contract method, billings and costs are accumulated on the balance sheet as the contract progresses, but no revenue is recognized until the contract is complete or substantially complete.

Shipping Costs

9) Shipping Costs

Shipping costs paid to third-party shippers for transporting products to customers are included in selling, general and administrative expenses. For the years ended May 31, 2012, 2011 and 2010, shipping costs were $112.0 million, $103.0 million and $101.7 million, respectively.

Inventories

10) Inventories

Inventories are stated at the lower of cost or market, cost being determined on a first-in, first-out (FIFO) basis and market being determined on the basis of replacement cost or net realizable value. Inventory costs include raw materials, labor and manufacturing overhead. Inventories were composed of the following major classes:

May 31,	2012	2011
(In thousands)
Raw material and supplies	$160,869	$142,133
Finished goods	329,109	320,987

Total Inventory	$489,978	$463,120

Goodwill and Other Intangible Assets

11) Goodwill and Other Intangible Assets

We account for goodwill and other intangible assets in accordance with the provisions of ASC 350 and account for business combinations using the acquisition method of accounting and accordingly, the assets and liabilities of the entities acquired are recorded at their estimated fair values at the acquisition date. Goodwill represents the excess of the purchase price paid over the fair value of net assets acquired, including the amount assigned to identifiable intangible assets.

We performed the required annual goodwill impairment assessments as of the first day of our fourth fiscal quarter at the reporting unit level. Our reporting units have been identified at the component level, which is the operating segment level or one level below. In the fourth quarter of fiscal 2012, we early adopted new FASB guidance that simplifies how an entity tests goodwill for impairment. It provides an option to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount. Under the new guidance, the traditional two-step quantitative process is required only if an entity concludes that it is more likely than not that a reporting unit’s fair value is less than its carrying amount. After performing the annual goodwill impairment qualitative assessment during the fourth quarter of fiscal 2012, we determined that it was necessary to perform the traditional two-step goodwill impairment test for two of our reporting units.

The traditional two-step quantitative goodwill impairment assessment involves estimating the fair value of a reporting unit and comparing it with its carrying amount. If the carrying amount of the reporting unit exceeds its fair value, additional steps are followed to determine and recognize, if appropriate, an impairment loss. Calculating the fair value of the reporting units requires our significant use of estimates and assumptions. We estimate the fair values of our reporting units by applying a combination of third-party market-value indicators, when observable market data is available, and discounted future cash flows to each of our reporting unit’s projected EBITDA. In applying this methodology, we rely on a number of factors, including actual and forecasted operating results and market data. As a result of the assessments performed for fiscal 2012, 2011 and 2010, there were no indicators of impairment.

Additionally, we test all indefinite-lived intangible assets for impairment annually. We perform the required annual impairment assessments as of the first day of our fourth fiscal quarter. The annual impairment assessment involves estimating the fair value of each indefinite-lived asset and comparing it with its carrying amount. If the carrying amount of the intangible asset exceeds its fair value, we record an impairment loss equal to the difference. Calculating the fair value of the indefinite-lived assets requires our significant use of estimates and assumptions. We estimate the fair values of our intangible assets by applying a relief-from-royalty calculation, which includes discounted future cash flows related to each of our intangible asset’s projected revenues. In applying this methodology, we rely on a number of factors, including actual and forecasted revenues and market data. The results of our annual impairment test for the fiscal years ended May 31, 2012, 2011 and 2010 did not result in any impairment.

Should the future earnings and cash flows at our reporting units decline and/or discount rates increase, future impairment charges to goodwill and other intangible assets may be required.

Advertising Costs

12) Advertising Costs

Advertising costs are charged to operations when incurred and are included in SG&A expenses. For the years ended May 31, 2012, 2011 and 2010, advertising costs were $34.1 million, $33.3 million and $39.4 million, respectively.

Research and Development

13) Research and Development

Research and development costs are charged to operations when incurred and are included in selling, general and administrative expenses. The amounts charged to expense for the years ended May 31, 2012, 2011 and 2010 were $45.4 million, $40.9 million and $41.3 million, respectively.

Stock-Based Compensation

14) Stock-Based Compensation

Stock-based compensation represents the cost related to stock-based awards granted to our employees and directors, which may include restricted stock, stock options and stock appreciation rights (“SARs”). We measure stock-based compensation cost at the date of grant, based on the estimated fair value of the award. We recognize the cost as expense on a straight-line basis (net of estimated forfeitures) over the related vesting period. Refer to Note H, “Stock-Based Compensation,” for further information.

Investment (Income) Expense, Net

15) Investment (Income) Expense, Net

Investment (income) expense, net, consists of the following components:

Year Ended May 31,	2012	2011	2010
(In thousands)
Interest (income)	$(5,031)	$(5,058)	$(4,035)
Loss (gain) on sale of marketable securities	862	(9,675)	(2,160)
Other-than-temporary impairment on securities	1,604	693	260
Dividend (income)	(1,621)	(1,642)	(1,641)

Investment (income) expense, net	$(4,186)	$(15,682)	$(7,576)

Other (Income), Net

16) Other (Income), Net

Other (income), net, consists of the following components:

Year Ended May 31,	2012	2011	2010
(In thousands)
Royalty (income), net	$(1,520)	$(1,249)	$(2,829)
Equity in (income) of unconsolidated affiliates	(8,079)	(1,148)	5

Other (income), net	$(9,599)	$(2,397)	$(2,824)

Equity in Income of Unconsolidated Affiliates

Beginning with our fiscal year ended May 31, 2007, we began purchasing shares of Kemrock Industries and Exports Limited (“Kemrock”) common stock. Kemrock is one of India’s leading manufacturers of high performance reinforced polymer composites, and is also part of a strategic alliance with certain of our subsidiaries for licensed manufacturing and supply of molded and pultruded gratings. By May 31, 2011, we had acquired a total of approximately 3.2 million shares of Kemrock common stock, for an accumulated cost approximating $24.2 million, which represented approximately 18% of Kemrock’s outstanding shares at that time. Our investment in Kemrock common stock had been classified in other long-term assets on our balance sheet and included with available-for-sale securities, which are carried at fair value based on quoted market prices.

In September 2011, we purchased approximately 870,000 additional shares of Kemrock common stock, which increased our ownership to 23% of Kemrock’s outstanding shares. In December 2011, we entered into GDR Purchase Agreement with Kemrock, whereby we purchased from Kemrock 693,072 GDRs of Kemrock for an aggregate purchase price of approximately $7.2 million. We account for our investment in the Kemrock GDRs as common stock equivalents within our total investment in Kemrock.

Due to the presumption under GAAP that an entity with an ownership percentage greater than 20% has significant influence, and no other factors would refute that presumption, we changed our accounting for this investment to the equity method. Due to timing differences in our fiscal reporting periods, we record our share of Kemrock’s financial activity on a two-month lag.

In accordance with the equity method of accounting, increases in ownership which result in a change to the equity method of accounting generally require retroactive recognition of an investor’s share of earnings and losses in prior periods. We evaluated the impact of retroactively reflecting our investment in Kemrock and determined that due to the relative insignificance of our share of earnings and losses for Kemrock in prior periods, both quantitatively and qualitatively, the impact of the adjustments was not material to our financial statements for any previously reported fiscal period, nor is the cumulative effect material to the current fiscal year. Therefore, we recorded a total of $5.2 million of net earnings during our fiscal quarter ending November 30, 2011, of which approximately $4.6 million related to prior periods. For the year ended May 31, 2012, we recorded a total of $6.1 million of net earnings related to our share of Kemrock’s earnings. These amounts are reflected in other (income), net in our income statement.

Further adjustments will be made to our investment over time in order to recognize our share of Kemrock’s earnings as they occur, rather than as dividends or other distributions are received. Any changes in our proportionate share of the underlying equity of Kemrock, which could result from their issuance of additional equity securities, are recognized as increases or decreases in shareholders’ equity, net of any related tax effects.

Our investment in Kemrock is reported in our Consolidated Balance Sheet at its adjusted carrying value and classified as a long-term asset. Our investment in Kemrock had a carrying value of $42.2 million at May 31, 2012 and a fair market value of $35.8 million at May 31, 2011.

Income Taxes

17) Income Taxes

The provision for income taxes is calculated using the liability method. Under the liability method, deferred income taxes are recognized for the tax effect of temporary differences between the financial statement carrying amount of assets and liabilities and the amounts used for income tax purposes and for certain changes in valuation allowances. Valuation allowances are recorded to reduce certain deferred tax assets when, in our estimation, it is more likely than not that a tax benefit will not be realized.

We have not provided for U.S. income and foreign withholding taxes on approximately $876.8 million of foreign subsidiaries’ undistributed earnings as of May 31, 2012, because such earnings have been retained and reinvested by the subsidiaries. Accordingly, no provision has been made for U.S. or foreign withholding taxes, which may become payable if undistributed earnings of foreign subsidiaries were paid to us as dividends. The additional income taxes and applicable withholding taxes that would result had such earnings actually been repatriated are not practically determinable.

Earnings Per Share of Common Stock

18) Earnings Per Share of Common Stock

Earnings per share (EPS) is computed using the two-class method. The two-class method determines EPS for each class of common stock and participating securities according to dividends and dividend equivalents and their respective participation rights in undistributed earnings. Our unvested share-based payment awards that contain rights to receive non-forfeitable dividends are considered participating securities. Basic EPS of common stock is computed by dividing net income by the weighted-average number of shares of common stock outstanding for the period. Diluted EPS of common stock is computed on the basis of the weighted-average number of share of common stock plus the effect of dilutive potential shares of common stock outstanding during the period using the treasury stock method. Dilutive potential shares of common stock include outstanding stock options, stock awards and convertible notes. See Note J, “Earnings Per Share of Common Stock,” for additional information.

Other Recent Accounting Pronouncements

19) Other Recent Accounting Pronouncements

In September 2011, the FASB issued amended guidance that simplified how entities test goodwill for impairment. After an assessment of certain qualitative factors, if it is determined to be more likely than not that the fair value of a reporting unit is less than its carrying amount, entities must perform the quantitative analysis of the goodwill impairment test. Otherwise, the quantitative test(s) become optional. The guidance was effective for fiscal years beginning after December 15, 2011 with early adoption permitted. We elected to adopt this guidance for the 2012 goodwill impairment test performed in the fourth quarter. There was no impact on our consolidated financial results.

In June 2011, the FASB issued amended disclosure requirements for the presentation of other comprehensive income (OCI) and accumulated other comprehensive income (AOCI). OCI is comprised of costs, expenses, gains and losses that are included in comprehensive income but excluded from net income, and AOCI comprises the aggregated balances of OCI in equity. The amended guidance eliminated the option to present period changes (OCI) as part of the Statement of Changes in Equity. Under the amended guidance, all period changes (OCI) are to be presented either in a single continuous statement of comprehensive income, or in two separate but consecutive financial statements. Only summary totals are to be included in the AOCI section of the Statement of Changes in Equity. In December 2011, the FASB deferred the requirement to present reclassifications from AOCI on the face of the Consolidated Statement of Income. The changes are effective June 1, 2012 with early adoption permitted. We will adopt these provisions as of June 1, 2012, and we do not anticipate any impact on our consolidated financial results as the amendments relate only to changes in financial statement presentation.

Subsequent Event

20) Subsequent Event

On June 29, 2012, we terminated our Revolving Credit Facility and entered into an unsecured syndicated revolving credit facility (the “New Credit Facility”) with a group of banks. The New Credit Facility expires on June 29, 2017 and provides for a five-year $600.0 million revolving credit facility, which includes sublimits for the issuance of swingline loans, which are comparatively short-term loans used for working capital purposes, and letters of credit. The aggregate maximum principal amount of the commitments under the New Credit Facility may be expanded upon our request, subject to certain conditions, to $800.0 million. The New Credit Facility is available to refinance existing indebtedness, to finance working capital and capital expenditure needs, and for general corporate purposes.

The New Credit Facility contains customary covenants, including but not limited to, limitations on our ability, and in certain instances, our subsidiaries’ ability, to incur liens, make certain investments, or sell or transfer assets. Additionally, we may not permit (i) our consolidated leverage ratio to exceed 60% of the sum of our consolidated indebtedness and consolidated stockholders’ equity or (ii) our consolidated interest coverage ratio to be less than 3.5 to 1.0.